Exhibit 99.2
W. P. Carey Inc.

Supplemental Information
Fourth Quarter 2015

W. P. Carey Inc. unaudited supplemental financial and operating information.

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us” and “our” include W. P. Carey Inc., its consolidated subsidiaries and its predecessors, unless otherwise indicated. “CPA® REITs” means Corporate Property Associates 16 – Global Incorporated, or CPA®:16 – Global (through the date of the merger with CPA®:16 – Global), Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “CWI REITs” means Carey Watermark Investors Incorporated, or CWI 1, and Carey Watermark Investors 2 Incorporated, or CWI 2. “Managed REITs” means the CPA® REITs and the CWI REITs. “Managed Programs” means the Managed REITs and Carey Credit Income Fund, or CCIF. “U.S.” means United States. “AUM” means assets under management.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO; adjusted funds from operations, or AFFO; earnings before interest, taxes, depreciation and amortization, or EBITDA; adjusted EBITDA; pro rata cash net operating income, or pro rata cash NOI; and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

W. P. Carey Inc.
Supplemental Information – Fourth Quarter 2015

W. P. Carey Inc.
Overview – Fourth Quarter 2015

Summary Metrics
As of or for the three months ended December 31, 2015.

Financial Results
Real estate revenues, excluding reimbursable tenant costs – consolidated ($'000)				$192,172
Revenues from the Managed Programs, excluding reimbursable costs – consolidated ($'000)				40,219
Net income attributable to W. P. Carey ($'000)				51,049
Net income attributable to W. P. Carey per diluted share				0.48
Normalized pro rata cash NOI ($'000) (a) (b)				169,107
Adjusted EBITDA ($'000) (b) (c)				192,671
AFFO attributable to W. P. Carey ($'000) (b) (d)				135,551
AFFO attributable to W. P. Carey per diluted share (b) (d)				1.27

Distributions declared per share – fourth quarter				0.9646
Distributions declared per share – fourth quarter annualized				3.86
Dividend yield – annualized, based on quarter end share price of $59.00				6.5%
Dividend payout ratio – fourth quarter (e)				76.0%

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $59.00 ($'000)				$6,162,478
Pro rata net debt ($'000) (f)				4,268,273
Enterprise value ($'000)				10,430,751

Total capitalization ($'000) (g)				10,587,978

Total consolidated debt ($'000)				4,492,793
Gross assets ($'000) (h)				9,136,202
Liquidity ($'000) (i)				1,170,576

Pro rata net debt to enterprise value (b)				40.9%
Pro rata net debt to adjusted EBITDA (annualized) (b) (c)				5.5x
Total consolidated debt to gross assets				49.2%

Weighted-average interest rate (b)				4.1%
Weighted-average debt maturity (years) (b)				4.9

Standard & Poor's Rating Services – issuer rating				BBB (stable)
Moody's Investors Service – corporate rating				Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties				869
Number of operating properties				3
Number of tenants – net-leased properties				222

ABR from Investment Grade tenants as a % of total ABR (net-leased properties) (j)				23.2%
ABR from Implied Investment Grade tenants as a % of total ABR (net-leased properties) (k)				8.2%

Net-leased properties – square footage (millions)				90.1

Occupancy – net-leased properties (l)				98.8%
Weighted-average remaining lease term (years)				9.0

Acquisitions – fourth quarter ($'000)				$145,427
Dispositions – fourth quarter ($'000)				6,721

Managed Programs	CPA® REITs	CWI REITs	CCIF	Total
AUM ($'000) (m)	$7,848,157	$3,109,039	$88,151	$11,045,347
Acquisitions – fourth quarter ($'000)	384,021	252,854	—	636,875
Dispositions – fourth quarter ($'000)	—	—	—	—
________

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W. P. Carey Inc.
Overview – Fourth Quarter 2015

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Adjusted EBITDA is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(d)	AFFO is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(e)	Represents distributions declared per share divided by diluted AFFO per share.

(f)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(g)	Represents equity market capitalization plus total pro rata debt outstanding. See the Terms and Definitions section in the Appendix for a description of pro rata.

(h)	Gross assets represent consolidated total assets before accumulated depreciation.

(i)	Represents availability on our Senior Unsecured Credit Facility - Revolver plus cash and cash equivalents.

(j)
Includes tenants or guarantors with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of December 31, 2015.

(k)
Includes subsidiaries of non-guarantor parent companies with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of December 31, 2015.

(l)	Occupancy for our self-storage property was 90.8% as of December 31, 2015. Occupancy for our two hotels was 78.1% for the three months ended December 31, 2015.

(m)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – Fourth Quarter 2015

Components of Net Asset Value
In thousands, except shares, per share amounts and percentages.

Real Estate	Three Months Ended Dec. 31, 2015	Annualized
Owned Real Estate:	A	A x 4
Normalized pro rata cash NOI (a)	$169,107	$676,428

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs: (b)
CPA®:17 – Global (10% of Available Cash)	6,978	27,912
CPA®:18 – Global (10% of Available Cash)	2,296	9,184
CWI 1 (8% of Available Cash)	613	2,452
CWI 2 (7.5% of Available Cash)	92	368
	9,979	39,916

Investment Management
Investment Management Revenues
Structuring revenue	24,382	97,528
Asset management revenue	13,748	54,992
	38,130	152,520

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Dec. 31, 2015
Assets
Book value of real estate excluded from NOI (c)		$47,206
Cash and cash equivalents		157,227
Due from affiliates		62,218

Other assets, net:
Restricted cash, including escrow		$93,466
Accounts receivable		55,992
Securities and derivatives		53,159
Other intangible assets, net		45,534
Deferred charges		42,976
Straight-line rent adjustments		39,764
Prepaid expenses		23,827
Note receivable		10,689
Leasehold improvements, furniture and fixtures		7,881
Other		194
Total other assets, net		$373,482

Liabilities
Total pro rata debt outstanding (d)		$4,425,500
Distributions payable		102,715
Deferred income taxes		86,104
Accounts payable, accrued expenses and other liabilities:
Prepaid and deferred rents		$150,502
Accounts payable and accrued expenses		123,482
Tenant security deposits		27,113
Accrued taxes payable		21,311
Straight-line rent adjustments		2,886
Other		17,080
Total accounts payable, accrued expenses and other liabilities		$342,374

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W. P. Carey Inc.
Overview – Fourth Quarter 2015

Other	Number of Shares Owned	NAV / Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed Programs: (e)
CPA®:17 – Global (3.1% ownership)	10,404,985	$9.72	(f)	$101,136
CPA®:18 – Global (0.7% ownership)	975,776	10.00	(g)	9,758
CWI 1 (1.1% ownership)	1,501,028	10.30	(h)	15,461
CWI 2 (0.4% ownership)	99,720	10.00	(i)	997
CCIF (47.9% ownership) (j)	2,777,778	9.00		25,000
				$152,352
________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. Pursuant to the terms of their subadvisory agreements, however, 20% of the distributions of Available Cash we receive from CWI 1 and 25% of the distributions of Available cash we receive from CWI 2 are paid to their respective subadvisors.

(c)	Represents the value of real estate not included in net operating income, such as vacant assets and in-progress build-to-suit properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Excludes operating partnership interests.

(f)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2014. We calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(g)	The offering price shown is the initial offering price for shares of CPA®:18 – Global’s Class A common stock, as WPC owns shares of CPA®:18 – Global’s Class A common stock.

(h)
CWI 1’s NAV was calculated by WPC, relying in part on appraisals of the fair market value of CWI 1’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions and fees payable to WPC) and CWI 1’s other net assets and liabilities at the same date. CWI 1’s NAV was based on shares of common stock outstanding at September 30, 2014.

(i)	The offering price shown is the initial offering price for shares of CWI 2’s Class A common stock, as WPC owns shares of CWI 2’s Class A common stock.

(j)
In December 2014, we purchased 2,777,778 shares of CCIF at $9.00 per share for a total purchase price of $25.0 million. We account for our interest in this investment using the equity method of accounting because we share the decision making with the third-party investment partner. The $9.00 purchase price does not reflect the NAV at December 31, 2015.

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W. P. Carey Inc.

Financial Results
Fourth Quarter 2015

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – Fourth Quarter 2015

Consolidated Statements of Income – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014
Revenues
Real estate revenues:
Lease revenues	$169,476	$164,741	$162,574	$160,165	$153,265
Lease termination income and other (a)	15,826	2,988	3,122	3,209	177
Operating property revenues (b)	6,870	8,107	8,426	7,112	7,339
Reimbursable tenant costs	5,423	5,340	6,130	5,939	6,828
	197,595	181,176	180,252	176,425	167,609
Revenues from the Managed Programs:
Reimbursable costs	27,436	11,155	7,639	9,607	33,833
Structuring revenue	24,382	8,207	37,808	21,720	30,765
Asset management revenue	13,748	13,004	12,073	11,159	10,154
Dealer manager fees	2,089	1,124	307	1,274	6,470
Incentive revenue	—	—	—	203	—
	67,655	33,490	57,827	43,963	81,222
	265,250	214,666	238,079	220,388	248,831
Operating Expenses
Depreciation and amortization	74,237	75,512	65,166	65,400	61,481
Reimbursable tenant and affiliate costs	32,859	16,495	13,769	15,546	40,661
General and administrative	24,186	22,842	26,376	29,768	29,523
Property expenses, excluding reimbursable tenant costs	20,695	11,120	11,020	9,364	7,749
Merger, property acquisition and other expenses (c)	(20,097)	4,760	1,897	5,676	3,096
Impairment charges	7,194	19,438	591	2,683	16,776
Stock-based compensation expense	5,562	3,966	5,089	7,009	8,096
Dealer manager fees and expenses	3,519	3,185	2,327	2,372	6,203
Subadvisor fees (d)	2,747	1,748	4,147	2,661	2,651
	150,902	159,066	130,382	140,479	176,236
Other Income and Expenses
Interest expense	(49,001)	(49,683)	(47,693)	(47,949)	(44,780)
Equity in earnings of equity method investments in the Managed Programs and real estate	12,390	12,635	14,272	11,723	8,792
Other income and (expenses)	(7,830)	6,608	7,641	(4,306)	(2,073)
	(44,441)	(30,440)	(25,780)	(40,532)	(38,061)
Income from continuing operations before income taxes and gain on sale of real estate	69,907	25,160	81,917	39,377	34,534
Provision for income taxes	(17,270)	(3,361)	(15,010)	(1,980)	(6,434)
Income from continuing operations before gain on sale of real estate	52,637	21,799	66,907	37,397	28,100
Income from discontinued operations, net of tax	—	—	—	—	300
Gain on sale of real estate, net of tax	3,507	1,779	16	1,185	5,063
Net Income	56,144	23,578	66,923	38,582	33,463
Net income attributable to noncontrolling interests	(5,095)	(1,833)	(3,575)	(2,466)	(1,470)
Net loss attributable to redeemable noncontrolling interest	—	—	—	—	279
Net Income Attributable to W. P. Carey	$51,049	$21,745	$63,348	$36,116	$32,272
Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.48	$0.20	$0.60	$0.34	$0.31
Income from discontinued operations attributable to W. P. Carey	—	—	—	—	—
Net Income Attributable to W. P. Carey	$0.48	$0.20	$0.60	$0.34	$0.31
Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.48	$0.20	$0.59	$0.34	$0.30
Income from discontinued operations attributable to W. P. Carey	—	—	—	—	—
Net Income Attributable to W. P. Carey	$0.48	$0.20	$0.59	$0.34	$0.30
Weighted-Average Shares Outstanding
Basic	105,818,926	105,813,237	105,764,032	105,303,679	104,894,480
Diluted	106,383,786	106,337,040	106,281,983	106,109,877	105,794,118
Amounts Attributable to W. P. Carey
Income from continuing operations, net of tax	$51,049	$21,745	$63,348	$36,116	$31,967
Income from discontinued operations, net of tax	—	—	—	—	305
Net Income	$51,049	$21,745	$63,348	$36,116	$32,272
________

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W. P. Carey Inc.
Financial Results – Fourth Quarter 2015

(a)	Amount for the three months ended December 31, 2015 includes $15.0 million of lease termination income related to a property classified as held for sale as of December 31, 2015.

(b)
Comprised of revenues of $6.7 million from two hotels and revenues of $0.2 million from one self-storage facility for the three months ended December 31, 2015. During the three months ended September 30, 2015, we sold one self-storage facility.

(c)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Merger, property acquisition and other expenses in the consolidated financial statements for the year ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(d)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 - Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 - Global.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – Fourth Quarter 2015

Reconciliation of Net Income to AFFO – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014
Net income attributable to W. P. Carey	$51,049	$21,745	$63,348	$36,116	$32,272
Adjustments:
Depreciation and amortization of real property	72,729	74,050	63,688	63,891	60,363
Impairment charges	7,194	19,438	591	2,683	16,776
Gain on sale of real estate, net	(3,507)	(1,779)	(16)	(1,185)	(5,062)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(3,585)	(2,632)	(2,640)	(2,653)	(2,806)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,275	1,293	1,296	1,278	3,126
Total adjustments	74,106	90,370	62,919	64,014	72,397
FFO Attributable to W. P. Carey (as defined by NAREIT) (a)	125,155	112,115	126,267	100,130	104,669
Adjustments:
Merger, property acquisition and other expenses (b) (c)	(20,097)	4,760	1,897	5,676	3,097
Straight-line and other rent adjustments (d)	(17,558)	(1,832)	(3,070)	(2,937)	(3,657)
Allowance for credit losses	8,748	—	—	—	—
Loss (gain) on extinguishment of debt	7,950	(2,305)	—	—	—
Above- and below-market rent intangible lease amortization, net	6,810	10,184	13,220	13,750	14,008
Tax expense (benefit) – deferred and other non-cash charges	6,147	(1,412)	(1,372)	(1,745)	(8,741)
Stock-based compensation	5,562	3,966	5,089	7,009	8,096
AFFO adjustments to equity earnings from equity investments	3,854	2,760	1,426	1,137	1,225
Amortization of deferred financing costs	1,473	1,489	1,489	1,165	1,046
Other amortization and non-cash items (e)	871	(2,988)	(6,574)	6,690	2,099
Realized losses (gains) on derivatives and other (f)	591	367	415	(554)	(643)
Other, net (g)	—	—	—	—	5,434
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO (h)	6,426	(156)	15	(214)	(930)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	(381)	(300)	234	(137)	(98)
Total adjustments	10,396	14,533	12,769	29,840	20,936
AFFO Attributable to W. P. Carey (a)	$135,551	$126,648	$139,036	$129,970	$125,605

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) (a)	$125,155	$112,115	$126,267	$100,130	$104,669
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share (a)	$1.18	$1.05	$1.19	$0.94	$0.99
AFFO attributable to W. P. Carey (a)	$135,551	$126,648	$139,036	$129,970	$125,605
AFFO attributable to W. P. Carey per diluted share (a)	$1.27	$1.19	$1.31	$1.22	$1.19
Diluted weighted-average shares outstanding	106,383,786	106,337,040	106,281,983	106,109,877	105,794,118
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Merger, property acquisition and other expenses in the consolidated financial statements for the year ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(c)	Amount for the three months ended December 31, 2015 includes expenses related to our review of strategic alternatives of $4.5 million.

(d)
Amount for the three months ended December 31, 2015 includes an adjustment of $15.0 million related to lease termination income recognized from a tenant in a domestic property, which has been determined to be non-core income.

(e)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(f)
Effective prospectively on January 1, 2015, we no longer adjust for realized gains or losses on foreign exchange derivatives. Realized gains on derivatives were $0.8 million for the three months ended December 31, 2014.

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W. P. Carey Inc.
Financial Results – Fourth Quarter 2015

(g)
Other, net for the three months ended December 31, 2014 primarily consists of proceeds from a bankruptcy settlement claim with U.S. Aluminum of Canada, a former CPA®:16 – Global tenant that was acquired as part of the CPA®:16 merger on January 31, 2014, which under GAAP was accounted for in purchase accounting.

(h)	Amount for the three months and year ended December 31, 2015 includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

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W. P. Carey Inc.
Financial Results – Fourth Quarter 2015

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Three months ended December 31, 2015.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP.

	GAAP Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Real estate revenues:
Lease revenues (e)	$169,476	$4,870	$(5,782)	$168,564	$3,461	(l)	$172,025
Lease termination income and other (f)	15,826	68	(1)	15,893	(15,060)	(m)	833
Operating property revenues:
Hotel revenues	6,723	—	—	6,723	—		6,723
Self-storage revenues	147	—	—	147	—		147
Reimbursable tenant costs	5,423	23	(132)	5,314	—		5,314
	197,595	4,961	(5,915)	196,641	(11,599)		185,042
Revenues from the Managed Programs:
Reimbursable costs	27,436	—	—	27,436	—		27,436
Structuring revenue	24,382	—	—	24,382	—		24,382
Asset management revenue	13,748	—	(14)	13,734	—		13,734
Dealer manager fees	2,089	—	—	2,089	—		2,089
	67,655	—	(14)	67,641	—		67,641
	265,250	4,961	(5,929)	264,282	(11,599)		252,683
Operating Expenses
Depreciation and amortization	74,237	359	(2,620)	71,976	(70,491)	(n)	1,485
Reimbursable tenant and affiliate costs	32,859	24	(127)	32,756	—		32,756
General and administrative	24,186	1	5	24,192	—		24,192
Merger, property acquisition and other expenses (g) (h)	(20,097)	—	6,512	(13,585)	13,585	(m)	—
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	4,972	—	—	4,972	—		4,972
Self-storage expenses	81	—	—	81	—		81
Non-reimbursable property expenses	6,894	25	(80)	6,839	(136)	(o)	6,703
Allowance for credit losses	8,748	—	—	8,748	(8,748)	(o)	—
Impairment charges	7,194	—	(971)	6,223	(6,223)	(o)	—
Stock-based compensation expense	5,562	—	—	5,562	(5,562)	(o)	—
Dealer manager fees and expenses	3,519	—	—	3,519	—		3,519
Subadvisor fees (i)	2,747	—	—	2,747	—		2,747
	150,902	409	2,719	154,030	(77,575)		76,455
Other Income and Expenses
Interest expense	(49,001)	(558)	1,811	(47,748)	696	(p)	(47,052)
Equity in earnings of equity method investments in the Managed Programs and real estate:
Joint ventures	3,469	(4,036)	—	(567)	915	(q)	348
Income related to our ownership in the Managed Programs	(1,242)	—	—	(1,242)	3,854	(r)	2,612
Income related to our general partnership interests in the Managed Programs (j)	10,163	—	(154)	10,009	—		10,009
Equity in earnings of equity method investments in the Managed Programs and real estate	12,390	(4,036)	(154)	8,200	4,769		12,969
Other income and (expenses)	(7,830)	(27)	(180)	(8,037)	10,726	(s)	2,689
	(44,441)	(4,621)	1,477	(47,585)	16,191		(31,394)
Income before income taxes and gain on sale of real estate	69,907	(69)	(7,171)	62,667	82,167		144,834
Provision for income taxes	(17,270)	69	1,703	(15,498)	6,096	(t)	(9,402)
Income before gain on sale of real estate	52,637	—	(5,468)	47,169	88,263		135,432
Gain on sale of real estate, net of tax	3,507	—	—	3,507	(3,507)		—
Net Income	56,144	—	(5,468)	50,676	84,756		135,432
Net income attributable to noncontrolling interests (k)	(5,095)	—	5,468	373	(254)		119
Net Income / AFFO Attributable to W. P. Carey	$51,049	$—	$—	$51,049	$84,502		$135,551
Earnings / AFFO Attributable to W. P. Carey Per Diluted Share	$0.48						$1.27
________

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W. P. Carey Inc.
Financial Results – Fourth Quarter 2015

(a)	Consolidated amounts shown represent WPC's Consolidated Statement of Income for the three months ended December 31, 2015.

(b)	Represents the break-out by line item of amounts recorded in Equity in earnings of equity method investments in the Managed Programs and real estate and joint ventures.

(c)	Represents the break-out by line item of amounts recorded in Net income attributable to noncontrolling interests and Net loss attributable to redeemable noncontrolling interest.

(d)	Represents our share in fully and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
Lease revenues on a pro rata basis in this schedule reflect only revenues from continuing operations. There were no lease revenues from discontinued operations for the three months ended December 31, 2015.

(f)	Lease termination income and other includes $15.0 million of lease termination income related to a property classified as held-for-sale as of December 31, 2015.

(g)
Merger, property acquisition and other expenses includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Merger, property acquisition and other expenses in the consolidated financial statements for the year ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(h)	Amount includes expenses related to our review of strategic alternatives of $4.5 million.

(i)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 - Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 - Global.

(j)	Amount includes 100% of CWI 2 general operating partnership distribution, including less than $0.1 million paid to subadvisors.

(k)	Amount includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

(l)
For the three months ended December 31, 2015, represents the reversal of amortization of above- or below-market lease intangibles of $6.3 million and the elimination of non-cash amounts related to straight-line rent of $2.8 million.

(m)	Adjustment to exclude a non-core item.

(n)	Adjustment is a non-cash adjustment excluding corporate depreciation and amortization.

(o)	Adjustment to exclude a non-cash item.

(p)	Represents the elimination of non-cash components of interest expense, such as deferred financing fees, debt premiums and discounts.

(q)	Adjustments to include our pro rata share of AFFO adjustments from equity investments.

(r)	Adjustments include MFFO from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

(s)	Represents eliminations of (gains) losses related to the extinguishment of debt, foreign currency, derivatives and other items related to continuing operations.

(t)	Represents elimination of deferred taxes.

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W. P. Carey Inc.
Financial Results – Fourth Quarter 2015

Capital Expenditures
In thousands.

Three Months Ended December 31, 2015
Tenant Improvements and Leasing Costs
Tenant improvements	$821
Leasing costs	1,097

Maintenance Capital Expenditures
Net lease properties	$721
Operating properties	100

Non-maintenance Capital Expenditures
Development, redevelopment, expansion and other capital expenditures	$181

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W. P. Carey Inc.

Balance Sheets and Capitalization
Fourth Quarter 2015

Investing for the long runTM | 13

W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2015

Consolidated Balance Sheets
In thousands.

	Dec. 31,
	2015	2014
Assets
Investments in real estate:
Real estate, at cost	$5,309,925	$5,006,682
Operating real estate, at cost	82,749	84,885
Accumulated depreciation	(381,529)	(258,493)
Net investments in properties	5,011,145	4,833,074
Net investments in direct financing leases	756,353	816,226
Assets held for sale	59,046	7,255
Net investments in real estate	5,826,544	5,656,555
Equity investments in the Managed Programs and real estate (a)	275,473	249,403
Cash and cash equivalents	157,227	198,683
Due from affiliates	62,218	34,477
In-place lease and tenant relationship intangible assets, net	902,848	993,819
Goodwill	681,809	692,415
Above-market rent intangible assets, net	475,072	522,797
Other assets, net	373,482	300,330
Total Assets	$8,754,673	$8,648,479

Liabilities and Equity
Liabilities:
Non-recourse debt, net	$2,271,204	$2,532,683
Senior Unsecured Notes, net	1,486,568	498,345
Senior Unsecured Credit Facility - Revolver	485,021	807,518
Senior Unsecured Credit Facility - Term Loan	250,000	250,000
Accounts payable, accrued expenses and other liabilities	342,374	293,846
Below-market rent and other intangible liabilities, net	154,315	175,070
Deferred income taxes	86,104	94,133
Distributions payable	102,715	100,078
Total liabilities	5,178,301	4,751,673
Redeemable noncontrolling interest	14,944	6,071

Equity:
W. P. Carey stockholders' equity:
Preferred stock (none issued)	—	—
Common stock	104	104
Additional paid-in capital	4,282,042	4,293,450
Distributions in excess of accumulated earnings	(738,652)	(497,730)
Deferred compensation obligation	56,040	30,624
Accumulated other comprehensive loss	(172,291)	(75,559)
Total W. P. Carey stockholders' equity	3,427,243	3,750,889
Noncontrolling interests	134,185	139,846
Total equity	3,561,428	3,890,735
Total Liabilities and Equity	$8,754,673	$8,648,479
________

(a)
Our equity investments in real estate joint ventures totaled $142.0 million and $128.0 million as of December 31, 2015 and 2014, respectively. Our equity investments in the Managed Programs totaled $133.5 million and $121.4 million as of December 31, 2015 and 2014, respectively.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2015

Capitalization
In thousands, except share and per share amounts. As of December 31, 2015.

Description	Shares	Share Price	Market Value
Equity
Common Equity	104,448,777	$59.00	$6,162,478
Preferred Equity			—
Total Equity Market Capitalization			6,162,478

			Outstanding Balance
Pro Rata Debt
Non-recourse Debt			2,196,129
Senior Unsecured Credit Facility – Revolver			485,021
Senior Unsecured Credit Facility – Term Loan			250,000
Senior Unsecured Notes:
Senior Unsecured Notes (due January 20, 2023)			544,350
Senior Unsecured Notes (due April 1, 2024)			500,000
Senior Unsecured Notes (due February 1, 2025)			450,000
Total Pro Rata Debt			4,425,500

Total Market Capitalization			$10,587,978

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W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2015

Debt Overview
Dollars in thousands. Pro rata. As of December 31, 2015.

	Weighted - Average Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a)	Percent
Non-Recourse Debt
Fixed	4.0	5.8%	$1,775,456	40.1%
Variable:
Swapped	3.4	5.0%	251,031	5.6%
Capped	1.3	0.9%	38,350	0.9%
Floating	1.2	2.7%	91,858	2.1%
Future Rate Reset	10.1	4.5%	39,434	0.9%
Total Pro Rata Non-Recourse Debt	3.9	5.5%	2,196,129	49.6%
Floating
Recourse Debt
Fixed:
Senior Unsecured Notes (due January 20, 2023)	7.1	2.0%	544,350
Senior Unsecured Notes (due April 1, 2024)	8.3	4.6%	500,000
Senior Unsecured Notes (due February 1, 2025)	9.1	4.0%	450,000
Senior Unsecured Notes	8.1	3.5%	1,494,350	33.8%
Variable:
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (b)	2.1	1.0%	485,021	11.0%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2017) (c)	0.1	1.7%	250,000	5.6%
Total Recourse Debt	5.9	2.7%	2,229,371	50.4%

Total Pro Rata Debt Outstanding (a)	4.9	4.1%	4,425,500	100.0%
Unamortized discount on Senior Unsecured Notes			(7,782)
Total Pro Rata Debt Outstanding, net			$4,417,718
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)
Based on the applicable currency, we incurred interest at the London Interbank Offered Rate (LIBOR) or the Euro Interbank Offered Rate (EURIBOR), plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.0 billion as of December 31, 2015. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(c)
Our Senior Unsecured Credit Facility – Term Loan provides for two one-year extension options of the loan period. We exercised one of our options to extend the maturity date of our Term Loan Facility by one year on January 29, 2016 and our term loan now matures on January 31, 2017 with an option to extend the maturity date by one year.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2015

Summary of Debt by Currency
Dollars in thousands. Pro rata. As of December 31, 2015.

	USD		EUR		Other Currencies (a)		Total
	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate
Non-Recourse Debt
Fixed	$1,340,615		$401,597		$33,244		$1,775,456
Variable	175,531		240,121		5,021		420,673
Total Pro Rata Non-Recourse Debt	1,516,146	5.6%	641,718	5.0%	38,265	6.5%	2,196,129	5.5%

Recourse Debt
Fixed:
Senior Unsecured Notes	950,000		544,350		—		1,494,350
Variable:
Senior Unsecured Credit Facility – Revolver	92,000		393,021		—		485,021
Senior Unsecured Credit Facility – Term Loan	250,000		—		—		250,000
Total Recourse Debt	1,292,000	3.6%	937,371	1.6%	—	—%	2,229,371	2.7%

Total Pro Rata Debt Outstanding	2,808,146	4.7%	1,579,089	3.0%	38,265	6.2%	4,425,500	4.1%
Unamortized discount on Senior Unsecured Notes	(4,039)		(3,743)		—		(7,782)
Total Pro Rata Debt Outstanding, Net	$2,804,107		$1,575,346		$38,265		$4,417,718
________

(a)	Other currencies include debt denominated in Canadian dollar, British pound sterling, Japanese yen, Malaysian ringgit and Thai baht.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2015

Debt Maturity
Dollars in thousands. Pro rata. As of December 31, 2015.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
2016	102	$41,472	5.9%	$309,253	$313,663	7.1%
2017	88	92,867	5.4%	548,431	574,351	13.0%
2018	34	50,724	5.3%	261,052	282,846	6.4%
2019	11	15,848	6.1%	51,450	63,518	1.4%
2020	21	36,904	5.3%	185,942	218,095	4.9%
2021	11	20,682	5.9%	89,920	116,790	2.6%
2022	31	42,475	5.1%	209,232	250,438	5.7%
2023	25	35,340	5.3%	86,800	150,883	3.4%
2024	23	20,887	5.9%	7,731	72,191	1.6%
2025	14	14,056	5.1%	58,580	90,949	2.1%
Thereafter	9	12,570	6.3%	15,505	62,405	1.4%
Total Pro Rata Non-Recourse Debt	369	$383,825	5.5%	$1,823,896	2,196,129	49.6%

Recourse Debt
Senior Unsecured Notes (due January 20, 2023)			2.0%		544,350
Senior Unsecured Notes (due April 1, 2024)			4.6%		500,000
Senior Unsecured Notes (due February 1, 2025)			4.0%		450,000
Senior Unsecured Notes			3.5%		1,494,350	33.8%
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (c)			1.0%		485,021	11.0%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2017) (d)			1.7%		250,000	5.6%
Total Recourse Debt			2.7%		2,229,371	50.4%

Total Pro Rata Debt Outstanding			4.1%		4,425,500	100.0%
Unamortized discount on Senior Unsecured Notes					(7,782)
Total Pro Rata Debt Outstanding, net					$4,417,718
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Total outstanding balance includes balloon payments, scheduled amortization and unamortized premium, net.

(c)
Based on the applicable currency, we incurred interest at the LIBOR or the EURIBOR, plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.0 billion as of December 31, 2015. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(d)
Our Senior Unsecured Credit Facility – Term Loan provides for two one-year extension options of the loan period. We exercised one of our options to extend the maturity date of our Term Loan Facility by one year on January 29, 2016 and our term loan now matures on January 31, 2017 with an option to extend the maturity date by one year.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2015

Senior Unsecured Notes
As of December 31, 2015.

Ratings

	Issuer / Corporate		Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Rating	Outlook
Standard & Poor's	BBB	Stable	BBB-	Stable
Moody's	Baa2	Stable	Baa2	Stable

Senior Unsecured Note Covenants

The following is a summary of the key financial covenants for the Senior Unsecured Notes, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the senior unsecured notes.

Covenant	Metric	Required	As of December 31, 2015
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	44.9%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	22.6%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	4.1x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	201.1%

Investing for the long runTM | 19

W. P. Carey Inc.

Owned Real Estate Portfolio
Fourth Quarter 2015

Investing for the long runTM | 20

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the year ended December 31, 2015.

Acquisitions Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)	Gross Square Footage
1Q15
Pendragon plc (73 properties) (a) (b)	Various, United Kingdom	$351,061	Jan-15	Retail	1,490,688
Nippon Express Co. Ltd. (a) (b)	Rotterdam, Netherlands	43,173	Feb-15	Warehouse	761,438
1Q15 Total		394,234			2,252,126

2Q15
Hornbach Baumarkt gmbH (a) (b)	Bad Fischau, Austria	24,999	Apr-15	Retail	136,702
Scania AB (a) (b)	Oskarshamn, Sweden	26,362	Jun-15	Industrial	357,577
2Q15 Total		51,361			494,279

3Q15
Npower Limited (b)	Sunderland, United Kingdom	53,524	Aug-15	Office	217,339
MAN Truck & Bus AG (3 properties) (a) (b)	Gersthofen and Senden, Germany; and Leopoldsdorf, Austria	44,146	Aug-15	Industrial	185,215
3Q15 Total (c)		97,670			402,554

4Q15
Courtyard Marriott (6 properties) (a)	Clive, IA; Baton Rouge, LA; St. Louis, MO; Greensboro, NC; Mount Laurel, NJ; and Fort Worth, TX	52,004	Oct-15	Hotel	447,448
Stern Groep N.V. (10 properties) (b)	Almere, Amsterdam, Eindhoven, Houten, Nieuwegein, Utrecht, Veghel and Zwaag, Netherlands	62,474	Nov-15	Retail	557,216
Harvest Christian Fellowship (a)	Irvine, CA	30,949	Dec-15	Office	106,107
4Q15 Total		145,427			1,110,771
Year-to-Date Total Acquisitions		$688,692			4,259,730

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Investment Activity – Acquisitions and Dispositions (continued)
Dollars in thousands. Pro rata. For the year ended December 31, 2015

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q15
Vermont Teddy Bear	Shelburne, VT	$3,500	Jan-15	Industrial	55,446
Vacant (formerly Kenyon International Inc.)	Houston, TX	1,300	Jan-15	Warehouse	17,725
Childtime Childcare, Inc. (4 properties)	Alhambra, Garden Grove and Tustin, CA; and Canton, MI	8,240	Feb-15; Mar-15	Learning Center	28,547
Builders FirstSource, Inc.	Cincinnati, OH	725	Mar-15	Warehouse	165,680
1Q15 Total		13,765			267,398

2Q15
SaarOTEC (b)	St. Ingbert, Germany	4,324	Apr-15	Office/Industrial	156,068
McLean Midwest	Champlin, MN	7,000	May-15	Office	179,655
2Q15 Total		11,324			335,723

3Q15
Vacant (formerly Cheese Works) (d)	Ringwood, NJ	1,406	Jul-15	Warehouse	44,832
Broomfield Properties Corp & Carey Technology Properties II LLC	Broomfield, CO	1,150	Jul-15	Industrial	55,700
Pensacola Storage, LLC	Pensacola, FL	4,112	Aug-15	Self-Storage	51,867
3Q15 Total		6,668			152,399

4Q15
Childtime Childcare, Inc.	Tucson, AZ	960	Nov-15	Learning Center	6,381
Kuehne + Nagel (b)	Lieusaint, France	5,761	Dec-15	Warehouse	329,925
4Q15 Total		6,721			336,306
Year-to-Date Total Dispositions		$38,478			1,091,826
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Amount reflects the applicable exchange rate on the date of the transaction.

(c)
During the third quarter of 2015, we completed a build-to-suit office facility in Mönchengladbach, Germany for a total investment of $53.2 million. The 0.2 million square foot facility was placed into service in September 2015 and is guaranteed by Banco Santander S.A.

(d)	Amount represents net proceeds upon foreclosure and sale of the property.

Investing for the long runTM | 22

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Joint Venture Information
Dollars in thousands. As of December 31, 2015.

Joint Venture or JV (Principal Tenant)	WPC % Interest in JV		Total JV			WPC Pro Rata Share of Total JV (a)
		JV Partner %	Assets	Liabilities	Equity	Assets	Liabilities	Equity

Unconsolidated Joint Ventures (Equity Method Investments)
Wanbishi Archives Co. Ltd. (b)	3.00%	CPA®:17 – Global - 97.00%	$33,251	$23,621	$9,630	$998	$709	$289
C1000 Logistiek Vastgoed B.V. (b)	15.00%	CPA®:17 – Global - 85.00%	143,650	73,860	69,790	21,548	11,079	10,469
Actebis Peacock GmbH (b)	30.00%	CPA®:17 – Global - 70.00%	32,313	1,030	31,283	9,694	309	9,385
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	33.33%	CPA®:17 – Global - 66.67%	31,872	1,345	30,527	10,623	448	10,175
Frontier Spinning Mills, Inc.	40.00%	CPA®:17 – Global - 60.00%	37,262	422	36,840	14,905	169	14,736
The New York Times Company	45.00%	CPA®:17 – Global - 55.00%	251,371	110,726	140,645	113,117	49,827	63,290
Total Unconsolidated Joint Ventures			529,719	211,004	318,715	170,885	62,541	108,344

Consolidated Joint Ventures
Carey Storage	38.30%	Third party - 61.70%	2,386	27	2,359	914	10	904
Berry Plastics Corporation	50.00%	CPA®:17 – Global - 50.00%	65,531	25,662	39,869	32,766	12,831	19,935
Tesco PLC (b)	51.00%	CPA®:17 – Global - 49.00%	58,084	35,359	22,725	29,623	18,033	11,590
Dick’s Sporting Goods, Inc.	55.00%	CPA®:17 – Global - 45.00%	24,158	20,768	3,390	13,287	11,422	1,865
Hellweg Die Profi-Baumärkte GmbH & Co. KG (b)	63.50%	CPA®:17 – Global - 36.50%	304,996	266,237	38,759	193,672	169,060	24,612
Eroski Sociedad Cooperativa (b)	70.00%	CPA®:17 – Global - 30.00%	25,766	1,223	24,543	18,036	856	17,180
Multi-tenant property in Illkirch-Graffens, France (b)	75.00%	Third party - 25.00%	10,563	8,286	2,277	7,922	6,215	1,707
U-Haul Moving Partners, Inc. and Mercury Partners, LP	88.46%	CPA®:17 – Global - 11.54%	234,726	17,257	217,469	207,639	15,266	192,373
Continental Airlines, Inc.	90.00%	Third party - 10.00%	5,184	3,963	1,221	4,666	3,567	1,099
Total Consolidated Joint Ventures			731,394	378,782	352,612	508,525	237,260	271,265
Total Unconsolidated and Consolidated Joint Ventures			$1,261,113	$589,786	$671,327	$679,410	$299,801	$379,609
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 23

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Top Ten Tenants
In thousands, except percentages. Pro rata. As of December 31, 2015.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	Number of Properties	ABR	ABR Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Stores	Germany	53	$33,016	4.8%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Cargo Transportation, Consumer Services	Various U.S.	78	31,853	4.6%
Carrefour France SAS (a)	Warehouse	Retail Stores	France	16	26,972	3.9%
State of Andalucia (a)	Office	Sovereign and Public Finance	Spain	70	25,697	3.7%
Pendragon Plc (a)	Retail	Retail Stores, Consumer Services	United Kingdom	73	24,405	3.5%
Marriott Corporation	Hotel	Hotel, Gaming and Leisure	Various U.S.	18	19,774	2.9%
True Value Company	Warehouse	Retail Stores	Various U.S.	7	15,071	2.2%
OBI Group (a)	Retail	Retail Stores	Poland	18	14,818	2.1%
UTI Holdings, Inc.	Learning Center	Consumer Services	Various U.S.	6	14,638	2.1%
Advanced Micro Devices, Inc.	Office	High Tech Industries	Sunnyvale, CA	1	12,769	1.8%
Total (b)				340	$219,013	31.6%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Diversification by Property Type
In thousands, except percentages. Pro rata. As of December 31, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
Office	$138,475	20.0%	8,195	9.1%	$44,563	14.4%	3,559	8.3%
Industrial	122,071	17.6%	24,714	27.4%	43,557	14.1%	9,635	22.5%
Warehouse	68,945	10.0%	14,206	15.9%	19,629	6.4%	4,642	10.9%
Retail	27,482	4.0%	2,253	2.5%	5,611	1.8%	873	2.0%
Self Storage	31,853	4.6%	3,536	3.9%	31,853	10.3%	3,535	8.3%
Other Properties (b)	54,021	7.8%	3,763	4.2%	8,060	2.6%	737	1.7%
U.S. Total	442,847	64.0%	56,667	63.0%	153,273	49.6%	22,981	53.7%

International
Office	69,481	10.0%	5,805	6.4%	45,547	14.8%	3,892	9.1%
Industrial	48,545	7.0%	9,361	10.4%	38,445	12.5%	7,393	17.3%
Warehouse	50,902	7.3%	10,628	11.7%	24,764	8.0%	4,802	11.2%
Retail	80,845	11.7%	7,659	8.5%	46,766	15.1%	3,729	8.7%
Self Storage	—	—%	—	—%	—	—%	—	—%
Other Properties	—	—%	—	—%	—	—%	—	—%
International Total	249,773	36.0%	33,453	37.0%	155,522	50.4%	19,816	46.3%

Total
Office	207,956	30.0%	14,000	15.5%	90,110	29.2%	7,451	17.4%
Industrial	170,616	24.6%	34,075	37.8%	82,002	26.6%	17,028	39.8%
Warehouse	119,847	17.3%	24,834	27.6%	44,393	14.4%	9,444	22.1%
Retail	108,327	15.7%	9,912	11.0%	52,377	16.9%	4,602	10.7%
Self Storage	31,853	4.6%	3,536	3.9%	31,853	10.3%	3,535	8.3%
Other Properties (b)	54,021	7.8%	3,763	4.2%	8,060	2.6%	737	1.7%
Total (c)	$692,620	100.0%	90,120	100.0%	$308,795	100.0%	42,797	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants with the following property types: learning center, hotel, theater, sports facility and residential.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 25

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of December 31, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Retail Stores	$139,973	20.2%	20,943	23.2%	$56,971	18.5%	7,757	18.1%
Consumer Services	58,927	8.5%	5,008	5.5%	40,188	13.0%	3,580	8.3%
High Tech Industries	46,070	6.7%	3,225	3.6%	14,784	4.8%	1,310	3.1%
Automotive	39,116	5.6%	6,599	7.3%	21,133	6.8%	3,354	7.8%
Sovereign and Public Finance	38,522	5.6%	3,408	3.8%	29,746	9.6%	3,000	7.0%
Beverage, Food and Tobacco	33,807	4.9%	7,371	8.2%	23,521	7.6%	5,854	13.7%
Hotel, Gaming and Leisure	33,759	4.9%	2,254	2.5%	6,838	2.2%	670	1.6%
Healthcare and Pharmaceuticals	31,434	4.5%	2,173	2.4%	8,125	2.6%	681	1.6%
Cargo Transportation	30,866	4.5%	4,229	4.7%	16,885	5.5%	2,595	6.1%
Media: Advertising, Printing and Publishing	29,825	4.3%	1,895	2.1%	8,082	2.6%	855	2.0%
Containers, Packaging and Glass	26,644	3.8%	5,326	5.9%	7,586	2.5%	1,556	3.6%
Capital Equipment	26,295	3.8%	4,932	5.4%	17,010	5.5%	2,777	6.5%
Construction and Building	19,834	2.9%	4,224	4.7%	8,596	2.8%	2,252	5.3%
Business Services	17,794	2.6%	1,849	2.1%	564	0.2%	67	0.2%
Telecommunications	16,743	2.4%	1,188	1.3%	10,579	3.4%	788	1.8%
Wholesale	14,370	2.1%	2,806	3.1%	4,277	1.4%	741	1.7%
Durable Consumer Goods	10,990	1.6%	2,485	2.8%	1,296	0.4%	370	0.9%
Aerospace and Defense	10,508	1.5%	1,183	1.3%	5,184	1.7%	700	1.6%
Grocery	10,347	1.5%	1,260	1.4%	1,858	0.6%	321	0.8%
Chemicals, Plastics and Rubber	9,840	1.4%	1,088	1.2%	1,879	0.6%	245	0.6%
Metals and Mining	9,623	1.4%	1,413	1.6%	1,732	0.6%	208	0.5%
Oil and Gas	7,737	1.1%	368	0.4%	5,244	1.7%	276	0.6%
Non-Durable Consumer Goods	7,667	1.1%	1,883	2.1%	4,775	1.5%	1,320	3.1%
Banking	7,202	1.0%	596	0.7%	—	—%	—	—%
Other (b)	14,727	2.1%	2,414	2.7%	11,942	3.9%	1,520	3.5%
Total (c)	$692,620	100.0%	90,120	100.0%	$308,795	100.0%	42,797	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Includes ABR from tenants in the following industries: insurance, electricity, media: broadcasting and subscription, forest products and paper, environmental industries, and consumer transportation. Also includes square footage for any vacant properties.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 26

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Diversification by Geography
In thousands, except percentages. Pro rata. As of December 31, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
East
New Jersey	$25,969	3.8%	1,724	2.0%	$11,069	3.5%	1,025	2.4%
North Carolina	19,486	2.8%	4,518	5.0%	10,128	3.3%	2,266	5.2%
Pennsylvania	18,327	2.6%	2,526	2.8%	7,320	2.4%	1,477	3.4%
New York	17,742	2.6%	1,178	1.3%	758	0.2%	66	0.2%
Massachusetts	14,786	2.1%	1,390	1.5%	10,749	3.5%	1,163	2.7%
Virginia	7,992	1.2%	1,093	1.2%	2,853	0.9%	332	0.8%
Other (b)	22,745	3.3%	4,703	5.2%	4,561	1.5%	796	1.9%
Total East	127,047	18.4%	17,132	19.0%	47,438	15.3%	7,125	16.6%

West
California	57,426	8.3%	3,624	4.0%	8,891	2.9%	1,050	2.5%
Arizona	25,916	3.8%	2,928	3.3%	7,604	2.4%	560	1.3%
Colorado	10,304	1.5%	1,268	1.4%	4,474	1.4%	444	1.0%
Utah	7,198	1.0%	960	1.1%	2,044	0.7%	397	0.9%
Other (b)	20,135	2.9%	2,297	2.5%	8,758	2.8%	876	2.0%
Total West	120,979	17.5%	11,077	12.3%	31,771	10.2%	3,327	7.7%

South
Texas	47,377	6.8%	6,811	7.6%	19,156	6.2%	3,495	8.2%
Georgia	24,817	3.6%	3,065	3.4%	2,669	0.9%	331	0.8%
Florida	17,977	2.6%	1,855	2.1%	12,498	4.0%	1,472	3.4%
Tennessee	13,440	1.9%	1,804	2.0%	2,188	0.7%	558	1.3%
Other (b)	8,122	1.2%	1,848	2.1%	4,844	1.6%	1,502	3.5%
Total South	111,733	16.1%	15,383	17.2%	41,355	13.4%	7,358	17.2%

Midwest
Illinois	26,092	3.8%	3,741	4.2%	11,366	3.7%	1,933	4.5%
Michigan	11,662	1.7%	1,380	1.5%	3,975	1.3%	708	1.7%
Indiana	9,141	1.3%	1,418	1.6%	3,147	1.0%	433	1.0%
Ohio	7,234	1.0%	1,647	1.8%	3,250	1.1%	671	1.6%
Missouri	7,003	1.0%	1,305	1.4%	3,294	1.1%	324	0.8%
Other (b)	21,956	3.2%	3,584	4.0%	7,677	2.5%	1,102	2.6%
Total Midwest	83,088	12.0%	13,075	14.5%	32,709	10.7%	5,171	12.2%
U.S. Total	442,847	64.0%	56,667	63.0%	153,273	49.6%	22,981	53.7%

International
Germany	58,425	8.5%	7,131	7.9%	32,483	10.6%	3,937	9.2%
France	41,649	6.0%	7,836	8.7%	15,650	5.1%	3,182	7.4%
United Kingdom	40,510	5.8%	2,681	2.9%	37,809	12.2%	2,356	5.6%
Spain	27,200	3.9%	2,927	3.2%	27,200	8.8%	2,927	6.8%
Finland	19,301	2.8%	1,979	2.2%	6,801	2.2%	640	1.5%
Poland	16,662	2.4%	2,189	2.4%	1,844	0.6%	362	0.8%
The Netherlands	14,056	2.0%	2,233	2.5%	11,095	3.6%	1,792	4.2%
Australia	10,014	1.4%	3,160	3.5%	10,014	3.2%	3,160	7.4%
Other (c)	21,956	3.2%	3,317	3.7%	12,626	4.1%	1,460	3.4%
International Total	249,773	36.0%	33,453	37.0%	155,522	50.4%	19,816	46.3%
Total (d)	$692,620	100.0%	90,120	100.0%	$308,795	100.0%	42,797	100.0%
________

Investing for the long runTM | 27

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Other properties in the East include assets in Connecticut, South Carolina, Kentucky, Maryland, New Hampshire and West Virginia. Other properties in the West include assets in Washington, New Mexico, Nevada, Oregon, Wyoming and Alaska. Other properties in the South include assets in Louisiana, Alabama, Arkansas, Mississippi and Oklahoma. Other properties in the Midwest include assets in Minnesota, Kansas, Wisconsin, Nebraska and Iowa.

(c)	Includes assets in Norway, Austria, Hungary, Sweden, Belgium, Canada, Mexico, Thailand, Malaysia and Japan.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 28

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of December 31, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
(Uncapped) CPI	$278,848	40.3%	36,582	40.5%	$126,939	41.1%	16,327	38.1%
CPI-based	194,448	28.1%	24,201	26.9%	87,328	28.3%	13,105	30.6%
Fixed	183,707	26.5%	25,236	28.0%	81,128	26.3%	11,388	26.6%
Other	20,150	2.9%	1,248	1.4%	4,050	1.3%	627	1.5%
None	15,467	2.2%	2,853	3.2%	9,350	3.0%	1,350	3.2%
Total (b)	$692,620	100.0%	90,120	100.0%	$308,795	100.0%	42,797	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 29

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Same Store Analysis
Dollars in thousands. Pro rata.

Same store portfolio includes properties that were owned and continuously in operation during the period from December 31, 2014 to December 31, 2015. Excludes properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of December 31, 2015.

	ABR			Percent
Property Type	As of December 31, 2015	As of December 31, 2014	Increase	Increase
Office	$190,597	$188,580	$2,017	1.1%
Industrial	159,420	157,350	2,070	1.3%
Warehouse	114,201	112,858	1,343	1.2%
Retail	76,675	76,207	468	0.6%
Other	81,924	81,411	513	0.6%
Total	$622,817	$616,406	$6,411	1.0%

Rent Adjustment Measure
(Uncapped) CPI	$268,166	$266,876	$1,290	0.5%
Fixed	159,710	156,793	2,917	1.9%
CPI-based	160,823	158,639	2,184	1.4%
Other	20,150	20,150	—	—%
None	13,968	13,948	20	0.1%
Total	$622,817	$616,406	$6,411	1.0%

Geography
U.S.	$419,078	$414,269	$4,809	1.2%
Europe	186,938	185,975	963	0.5%
Other International	16,801	16,162	639	4.0%
Total	$622,817	$616,406	$6,411	1.0%

Same Store Portfolio Summary
Number of properties	749
Square footage (in thousands)	81,146

Investing for the long runTM | 30

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Leasing Activity
For the three months ended December 31, 2015, except ABR. Pro rata.

Lease Renewals and Extensions
			ABR (a)			Expected Tenant Improvements/Leasing Commissions ($’000)
Property Type	Square Feet	Number of Leases	Prior Lease ($’000s)	New Lease ($'000s)	Releasing Spread		Incremental Lease Term
Warehouse	1,060,113	2	$4,913	$4,147	(15.6)%	$1,000	10.2 years
Industrial	1,094,736	3	5,009	4,618	(7.8)%	1,829	10.1 years
Office	—	—	—	—	—%	—	N/A
Retail	67,078	1	1,845	1,811	(1.8)%	250	10.2 years
Other	158,202	1	1,588	1,588	—%	—	10.0 years
Total / Weighted Average (b)	2,380,129	7	$13,355	$12,164	(8.9)%	$3,079	10.1 years

Q4 Summary
Prior Lease ABR (% of Total Portfolio)	1.9%

New Leases
			ABR	Tenant Improvements/Leasing Commissions ($’000)
Property Type	Square Feet	Number of Leases	New Lease ($'000s)		New Lease Term
Industrial	—	—	$—	$—	N/A
Office (c)	47,924	2	545	467	13.9 years
Warehouse	—	—	—	—	N/A
Retail	—	—	—	—	N/A
Other	—	—	—	—	N/A
Total / Weighted Average (d)	47,924	2	$545	$467	13.9 years
________

(a)	New lease amounts are based on in-place rents at time of lease commencement. Does not include any free rent periods.

(b)	Weighted average refers to the incremental lease term.

(c)	One of the two office leases is a gross rent lease of $0.8 million ABR and is presented on a net rent basis of $0.5 million ABR.

(d)	Weighted average refers to the new lease term.

Investing for the long runTM | 31

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of December 31, 2015.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
December 31, 2015 (b)	4	$6,350	0.9%	269	0.3%
2016 (c)	14	18,052	2.6%	1,870	2.1%
2017	15	12,749	1.9%	2,420	2.7%
2018	29	56,393	8.2%	8,106	9.0%
2019	26	42,470	6.1%	3,990	4.4%
2020	24	35,998	5.2%	3,548	3.9%
2021	79	41,524	6.0%	6,682	7.4%
2022	36	61,812	8.9%	8,443	9.4%
2023	14	37,034	5.3%	4,882	5.4%
2024	43	92,278	13.3%	11,689	13.0%
2025	44	34,169	4.9%	3,645	4.0%
2026	22	21,128	3.1%	3,118	3.5%
2027	25	41,968	6.1%	6,277	7.0%
2028	10	23,140	3.3%	2,987	3.3%
2029	13	23,387	3.4%	3,534	3.9%
Thereafter (>2029)	85	144,168	20.8%	17,590	19.5%
Vacant	—	—	—%	1,070	1.2%
Total (d)	483	$692,620	100.0%	90,120	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	Reflects ABR for leases that expired on December 31, 2015

(c)	A month-to-month lease with ABR of $0.1 million is included in 2016 ABR.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 32

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2015

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of December 31, 2015.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
December 31, 2015 (b)	—	$—	—%	—	—%
2016	8	7,560	2.5%	1,012	2.3%
2017	8	5,759	1.9%	1,162	2.7%
2018	21	27,134	8.8%	4,759	11.1%
2019	12	8,342	2.7%	1,533	3.6%
2020	10	9,088	2.9%	1,415	3.3%
2021	11	11,393	3.7%	2,015	4.7%
2022	9	12,587	4.1%	2,340	5.5%
2023	5	6,119	2.0%	1,359	3.2%
2024	15	46,473	15.0%	6,122	14.3%
2025	32	19,607	6.3%	1,524	3.6%
2026	3	4,828	1.6%	517	1.2%
2027	14	18,695	6.1%	2,482	5.8%
2028	7	16,422	5.3%	2,195	5.1%
2029	10	19,908	6.4%	2,747	6.4%
Thereafter (>2029)	67	94,880	30.7%	11,199	26.2%
Vacant	—	—	—%	416	1.0%
Total (c) (d)	232	$308,795	100.0%	42,797	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	Reflects ABR for leases that expired on December 31, 2015

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(d)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 33

W. P. Carey Inc.

Investment Management
Fourth Quarter 2015

Investing for the long runTM | 34

W. P. Carey Inc.
Investment Management – Fourth Quarter 2015

Selected Information – Managed Programs
Dollars and square footage in thousands. As of or for the three months ended December 31, 2015.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF
General
Year established	2007	2013	2010	2015	2015
Total AUM (a) (b)	$5,771,778	$2,076,379	$2,666,600	$442,439	$88,151

Portfolio
Investment type	Net lease / Diversified REIT	Net lease / Diversified REIT	Lodging REIT	Lodging REIT	BDC
Number of net-leased properties	377	58	N/A	N/A	N/A
Number of operating properties	72	66	34	4	N/A
Number of tenants – net-leased properties (c)	111	96	N/A	N/A	N/A
Square footage (c)	40,683	9,518	6,539	870	N/A
Occupancy (d)	100.0%	100.0%	76.3%	71.8%	N/A
Acquisitions – fourth quarter	$107,016	$277,005	$73,538	$179,316	N/A
Dispositions – fourth quarter	—	—	—	—	N/A

Balance Sheet (Book Value)
Total assets	$4,620,110	$2,138,617	$2,465,482	$482,697	$88,726
Total debt	1,894,271	1,008,190	1,379,422	208,700	37,038
Total debt / total assets	41.0%	47.1%	55.9%	43.2%	41.7%

Investor Capital Inflow
Gross offering proceeds – fourth quarter (e)	N/A	N/A	N/A	$154,515	$2,045
Status	Closed	Closed	Closed	Open	Open
Amount raised:
Initial offering (e)	$1,537,187	$1,243,518	$575,810	246,975	$2,045
Follow-on offering (e)	1,347,280	N/A	577,358	N/A	N/A
________

(a)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF.

(b)	CCIF Total AUM includes $50.0 million of initial investment made by W. P. Carey Inc. and Guggenheim Partners Investment Management. Management fees are not paid on this portion of Total AUM.

(c)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties.

(d)
Represents occupancy for net-leased properties for CPA®:17 – Global and single-tenant net-leased properties for CPA®:18 – Global. CPA®:18 – Global’s multi-tenant net-leased properties have an occupancy of 93.4% and square footage of 0.4 million. Represents occupancy for hotels owned by CWI 1 and CWI 2 for the year ended December 31, 2015. Occupancy for CPA®:17 – Global's 71 self-storage properties was 90.6% as of December 31, 2015. Occupancy for CPA®:18 – Global's 58 self-storage properties and six multi-family properties was 87.1% and 93.5%, respectively, as of December 31, 2015. CPA®:18 – Global’s operating portfolio also included two student housing developments as of December 31, 2015.

(e)	Excludes distribution reinvestment plan proceeds.

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2015

Summary of Selected Revenue Sources from Managed Programs

Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF (a)
Status	Closed	Closed	Closed	Open	Open
Profits Interests
Special general partnership profits interest (% of Available Cash) (b) (c)	10.00%	10.00%	8.00% (d)	7.50% (d)	N/A

Asset Management and Structuring Revenues
Asset management fees (% of average market value) (c) (e)	0.50%	0.50% (j)	0.40% (f)	0.4125% (g)	N/A
Acquisition / structuring fees (% of total aggregate cost) (c) (h)	4.50% (i)	4.50% (i) (j)	2.00% (k)	1.875% (l)	N/A
Management fee (average of gross assets at the end of the two most recently completed calendar months)	N/A	N/A	N/A	N/A	2.00% - 1.75% (m)

Performance-based Incentive Fees
Incentive fee on income	N/A	N/A	N/A	N/A	Variable (n)
Incentive fee on capital gains	N/A	N/A	N/A	N/A	20.00% (o)

Dealer Manager Related Revenues
Selling commissions	We receive selling commissions for the sale of shares in the Managed Programs, which are re-allowed to selected broker dealers.
Dealer manager fees	We receive a dealer manager fee for the sale of shares in the Managed Programs, a portion of which is re-allowed to selected broker dealers.
Distribution and shareholder servicing fees
We receive an annual distribution and shareholder servicing fee in connection with sales of shares of CPA®:18 – Global’s Class C common stock, CWI 2’s Class T common stock and CCIF 2016 T’s common stock, which may be re-allowed to selected broker dealers.

________

(a)	CCIF pays us a management fee. CCIF 2016 T and CCIF – I do not pay a separate management fee.

(b)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners. Recorded in Equity in earnings of equity method investments in real estate and the Managed REITs in our consolidated financial statements.

(c)	Fees are subject to certain regulatory limitations and restrictions, as described in the applicable Managed Programs prospectus.

(d)
Special general partnership receives 10% of Available Cash; however, 20% of the Available Cash the special general partnership receives from CWI 1 and 25% of the Available Cash the special general partnership receives from CWI 2 is paid to their respective third-party subadvisors.

(e)
Generally 0.50%; however, asset management fees may vary according to the type of asset as described in the prospectus of each Managed REIT. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of CWI 1 and CWI 2’s stock for asset management fees due, while the CPA REITs have an option to pay asset management fees in cash or shares upon our recommendation. Asset management fees are recorded in Asset management revenue in our consolidated financial statements.

(f)	20% of CWI 1’s 0.50% asset management fee is paid to an unrelated third-party subadvisor.

(g)	25% of CWI 2’s 0.55% asset management fee is paid to an unrelated third-party subadvisor.

(h)	Recorded in Structuring revenue in our consolidated financial statements.

(i)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

(j)
In connection with the acquisitions of multi-family properties on behalf of CPA®:18 - Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 - Global.

(k)
20% of CWI 1’s 2.50% acquisition fee is paid to an unrelated third-party subadvisor. Applied to the total investment cost and loans originated. A loan refinancing fee of up to 1.0% of the principal amount of a refinanced loan secured by property applies to loan refinancings that meet certain criteria, as described in the prospectus for CWI 1. 20% of the loan refinancing fee is paid to the subadvisor.

(l)
25% of CWI 2’s 2.50% acquisition fee is paid to an unrelated third-party subadvisor. Applied to the total investment cost and loans originated. A loan refinancing fee of up to 1.0% of the principal amount of a refinanced loan secured by property applies to loan refinancings that meet certain criteria. As described in the prospectus for CWI 2, 25% of the aforementioned loan refinancing fee is paid to the subadvisor.

(m)	Management fees are incurred at 2.00% on portion of assets below $1.0 billion; 1.875% on portion of assets between $1.0 billion and $2.0 billion; and 1.75% on portion of assets above $2.0 billion.

(n)
The incentive fee on income is paid quarterly if earned; it is computed as the sum of (i) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital and (ii) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital.

(o)
The incentive fee on capital gains is paid annually if earned; it is equal to 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, of previously paid incentive fees on capital gains.

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2015

Investment Activity – Managed REITs
Dollars in thousands. Pro rata. For the year ended December 31, 2015.

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q15
CPA®:17 – Global	iHeartCommunications, Inc.	San Antonio, TX	$22,170	Jan-15	Office	120,147
CPA®:17 – Global	FM Polska sp. z o.o. (2 properties) (a)	Mszczonów and Tomaszów Mazowiecki, Poland	63,849	Feb-15	Warehouse	1,277,184
CPA®:18 – Global	Rabobank (a) (b)	Eindhoven, Netherlands	91,134	Mar-15	Office	BTS
CPA®:18 – Global	Broadfold (Truffle) (a) (c)	Aberdeen, United Kingdom	7,552	Mar-15	Industrial	55,247
1Q15 Total			184,705			1,452,578

2Q15
CPA®:18 – Global	Republic Services, Inc. (c)	Freetown, MA	3,999	Apr-15	Industrial	66,000
CPA®:18 – Global	Intuit Inc. (c)	Plano, TX	35,455	Apr-15	Office	166,033
CPA®:18 – Global	Marriott Munich (a) (b)	Munich, Germany	81,565	May-15	Hotel	BTS
CPA®:18 – Global	Core-Mark International, Inc. (c)	Plymouth, MN	15,822	May-15	Industrial	208,931
CPA®:18 – Global (90%)	COOP Ost AS (a) (c)	Oslo, Norway	93,766	May-15	Retail	178,369
CPA®:18 – Global (94.5%)	First Secretary of State (a)	Cardiff, United Kingdom	12,517	Jun-15	Office	51,005
CPA®:17 – Global	Pilkington Automotive Poland (a) (b)	Chmielów, Poland	11,937	Jun-15	Industrial	BTS
CPA®:18 – Global	Melia Hotels International, S.A. (a) (b)	Hamburg, Germany	31,599	Jun-15	Hotel	BTS
CPA®:17 – Global	The Bon-Ton Stores, Inc. (6 properties)	Joliet, IL; Fargo, ND; and Ashwaubenon, Brookfield, Greendale and Wauwatosa, WI	87,445	Jun-15	Retail	1,002,731
2Q15 Total			374,105			1,673,069

3Q15
CPA®:17 – Global	FM Slovenska, s.r.o. (a)	Sered, Slovakia	22,385	Jul-15	Warehouse	407,859
CPA®:18 – Global	Acosta, Inc.	Jacksonville, FL	16,540	Jul-15	Office	88,062
CPA®:18 – Global	Dutch Governmental Real Estate Department, Dutch Chamber of Commerce, Bureau for Information on Labor and Income and the Information Bureau (a) (c)	Utrecht, Netherlands	51,763	Jul-15	Office	154,990
CPA®:18 – Global	Exelon Generation (c)	Warrenville, IL	34,615	Sep-15	Office	146,745
3Q15 Total			125,303			797,656

4Q15
CPA®:18 – Global	Unomedical S.r.o. (a) (c)	Michalovce, Slovakia	28,924	Oct-15	Industrial	274,516
CPA®:18 – Global (90%)	Iowa Board of Regents and the University of Iowa (c)	Coralville, IA	43,451	Oct-15	Office	213,000
CPA®:17 – Global	FM Ceska s.r.o. (a)	Tuchomerice, Czech Republic	33,250	Dec-15	Industrial	573,060
CPA®:17 – Global	Polkomtel S.A.(a)	Warsaw, Poland	73,766	Dec-15	Office	246,214
CPA®:18 – Global (95%)	Wyndham Stuttgart (a)	Stuttgart, Germany	33,604	Dec-15	Hotel	232,043
CPA®:18 – Global	Arandell Corporation	Menomonee Falls, WI	23,098	Dec-15	Industrial	550,323
4Q15 Total			236,093			2,089,156

Year-to-Date Total Acquisitions – Net-Leased Properties			920,206			6,012,459

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2015

Investment Activity – Managed REITs (continued)
Dollars in thousands. Pro rata. For the year ended December 31, 2015.

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (c)	Closing Date
1Q15
CPA®:18 – Global	Naples, FL	16,458	Jan-15
CPA®:18 – Global	Valrico, FL	9,746	Jan-15
CPA®:18 – Global	Tallahassee, FL	7,919	Feb-15
CPA®:18 – Global	Sebastian, FL	3,168	Feb-15
CPA®:18 – Global	Lady Lake, FL	6,357	Feb-15
CPA®:18 – Global	Panama City Beach, FL	4,224	Mar-15
1Q15 Total		47,872

2Q15
CPA®:18 – Global (2 properties)	Lilburn and Stockbridge, GA	6,407	Apr-15
CPA®:18 – Global (7 properties)	Hesperia, Highland, Lancaster, Palms and Rialto, CA	38,375	Apr-15
CPA®:18 – Global	Louisville, KY	10,642	Apr-15
CPA®:18 – Global	Crystal Lake, IL	4,223	May-15
CPA®:18 – Global	Las Vegas, NV	10,340	May-15
CPA®:18 – Global	Vaughan, Canada (a) (b)	19,234	May-15
CPA®:18 – Global	Panama City Beach, FL	9,949	May-15
CPA®:18 – Global (2 properties)	Sarasota, FL	14,627	Jun-15
CPA®:18 – Global	St. Peters, MO	3,715	Jun-15
2Q15 Total		117,512

3Q15
CPA®:18 – Global	Leesburg, FL	3,892	Jul-15
CPA®:18 – Global	Palm Bay, FL	11,532	Jul-15
CPA®:18 – Global	Houston, TX	7,470	Aug-15
CPA®:18 – Global	Ithaca, NY	3,748	Sep-15
CPA®:18 – Global (2 properties)	Las Vegas, NV	7,609	Sep-15
CPA®:18 – Global	Hudson, FL	5,232	Sep-15
3Q15 Total		39,483

4Q15
CPA®:18 – Global	Kissimmee, FL	8,394	Oct-15
CPA®:18 – Global (7 properties)	Fernandina Beach, FL and El Paso, TX	39,328	Oct-15
CPA®:18 – Global	Kissimmee, FL	5,174	Oct-15
CPA®:18 – Global	Ontario, Canada (a) (b)	14,542	Oct-15
CPA®:18 – Global	Houston, TX	4,947	Oct-15
CPA®:18 – Global	Houston, TX	5,301	Nov-15
CPA®:18 – Global	Greensboro, NC	5,602	Dec-15
CPA®:18 – Global	Portland, OR	11,250	Dec-15
4Q15 Total		94,538

Year-to-Date Total Acquisitions – Self-Storage Properties		299,405

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2015

Investment Activity – Managed REITs (continued)
Dollars in thousands. Pro rata. For the year ended December 31, 2015.

Acquisitions – Hotels
Portfolio(s)	Property Location(s)	Purchase Price (d)	Closing Date
1Q15
CWI 1	Minneapolis, MN	69,339	Feb-15
CWI 1	Pasadena, CA	157,959	Mar-15
1Q15 Total		227,298

2Q15
CWI 1	Atlanta, GA	60,787	Apr-15
CWI 2	Nashville, TN	69,696	May-15
CWI 1 (60%)	Philadelphia, PA	76,611	May-15
CWI 1 (47.3%); CWI 2 (19.3%)	Key Biscayne, FL	256,764	May-15
CWI 1 (69.9%)	Fort Lauderdale, FL	86,376	Jun-15
2Q15 Total		550,234

3Q15 (N/A)

4Q15
CWI 2	Denver, CO	179,316	Nov-15
CWI 1	Dallas, TX	73,538	Nov-15
4Q15 Total		252,854

Year-to-Date Total Acquisitions – Hotels		1,030,386

Acquisitions – Multi-Family
Portfolio(s)	Property Location(s)	Purchase Price (d)	Closing Date
1Q15
CPA®:18 – Global (97%)	Durham, NC	35,077	Jan-15
CPA®:18 – Global (97%)	Fort Myers, FL	27,820	Jan-15
CPA®:18 – Global (96%)	Reading, United Kingdom (a) (b)	45,637	Feb-15
1Q15 Total		108,534

2Q15
CPA®:18 – Global (97%)	San Antonio, TX	43,485	Jun-15
2Q15 Total		43,485

3Q15
CPA®:18 – Global (97%)	Fort Walton Beach, FL	26,360	Jul-15
3Q15 Total		26,360

4Q15
CPA®:18 – Global (97%)	Portsmouth, United Kingdom (a) (b)	53,390	Dec-15
4Q15 Total		53,390

Year-to-Date Total Acquisitions – Multi-Family Properties		231,769

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2015

Investment Activity – Managed REITs (continued)
Dollars in thousands. Pro rata. For the year ended December 31, 2015.

Acquisitions – Other
Portfolio(s)	Security Type	Company	Purchase Price	Closing Date
1Q15
CPA®:17 – Global	Loan Receivable	1185 Broadway LLC (d)	30,303	Jan-15
CPA®:17 – Global	Loan Receivable	127 West 23rd Manager, LLC (d)	12,727	Feb-15
CPA®:17 – Global	Equity Securities	BPS Nevada, LLC	9,091	Feb-15
1Q15 Total			52,121

2Q15 (N/A)

3Q15 (N/A)

4Q15 (N/A)

Year-to-Date Total Acquisitions – Other			52,121

Year-to-Date Total Acquisitions			$2,533,887

Dispositions
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date
1Q15 (N/A)

2Q15 (N/A)

3Q15
CPA®:18 – Global (5 properties)	Crowne Group, LLC	Logansport and Madison, IN; Fraser and Warren, MI; and Marion, SC	35,675	Aug-15
3Q15 Total			35,675

4Q15 (N/A)

Year-to-Date Total Dispositions			$35,675
________

(a)	Amount reflects the applicable exchange rate on the date of acquisition.

(b)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(c)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(d)	Purchase price includes acquisition-related costs and fees, which were expensed.

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W. P. Carey Inc.

Appendix
Fourth Quarter 2015

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W. P. Carey Inc.
Appendix – Fourth Quarter 2015

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Dec. 31, 2015
Consolidated Lease Revenues
Total lease revenues – as reported	$169,476
Less: Consolidated Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	6,894
162,582

Plus: NOI from Operating Properties
Hotels NOI	1,752
Self-storage properties NOI	54
1,806

164,388

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,844
Less: Pro rata share of NOI attributable to noncontrolling interests	(5,703)
(859)

163,529

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	6,236
Less: Straight-line rent amortization	(2,775)
Add: Other non-cash items	124
3,585

Pro Rata Cash NOI (a)	167,114

Adjustment to normalize for intra-period acquisitions and dispositions (b)	1,993

Normalized Pro Rata Cash NOI (a)	$169,107
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)
For properties acquired during the three months ended December 31, 2015, the adjustment modifies our pro rata share of cash NOI for the partial period with an amount estimated to be equivalent to the additional pro rata share of cash NOI necessary to reflect ownership for the full quarter. For properties disposed of during the three months ended December 31, 2015, the adjustment eliminates our pro rata share of cash NOI for the period.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2015

Reconciliation of Net Income to Adjusted EBITDA – Last Five Quarters
In thousands.

	Three Months Ended
	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014
Net income attributable to W. P. Carey	$51,049	$21,745	$63,348	$36,116	$32,272

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization (a)	74,237	75,512	65,166	65,400	61,478
Interest expense (a)	49,001	49,683	47,693	47,949	44,799
Provision for income taxes (a)	17,270	3,361	15,010	1,980	6,172
EBITDA (b)	191,557	150,301	191,217	151,445	144,721

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Allowance for credit losses	8,748	—	—	—	—
Impairment charges	7,194	19,438	591	2,683	16,776
Stock-based compensation expense	5,562	3,966	5,089	7,009	8,095
Above- and below-market rent intangible and straight-line rent adjustments	4,270	8,940	10,150	10,813	10,350
Unrealized losses (gains) on hedging activity (c)	1,189	(1,523)	(5,347)	7,425	1,293
	26,963	30,821	10,483	27,930	36,514
Adjustments for Non-Core Items (d)
Merger (income) expenses (e)	(25,002)	630	27	(645)	37
Loss (gain) on extinguishment of debt	7,950	(2,305)	—	—	—
Property acquisition expenses	4,905	4,130	1,870	6,321	3,060
Gain on sale of real estate, net	(3,507)	(1,779)	(16)	(1,185)	(5,062)
Other (f) (g)	(14,312)	239	509	(382)	2,893
	(29,966)	915	2,390	4,109	928
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,418	1,866	2,478	2,001	4,369
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(1,067)	(4,960)	(4,838)	(4,012)	(4,550)
	351	(3,094)	(2,360)	(2,011)	(181)
Adjustments for Equity Investments in the Managed Programs (i)
Add: Distributions received from equity investments in the Managed Programs	2,524	1,909	1,754	1,580	1,447
Less: Loss (income) from equity investments in the Managed Programs	1,242	711	(572)	(115)	(333)
	3,766	2,620	1,182	1,465	1,114

Adjusted EBITDA (b)	$192,671	$181,563	$202,912	$182,938	$183,096
________

(a)	Includes amounts related to discontinued operations.

(b)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(c)	Comprised of gains and losses on derivatives and gains and losses on foreign currency hedges.

(d)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(e)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Merger, property acquisition and other expenses in the consolidated financial statements for the year ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(f)
Other for the three months ended December 31, 2015 includes $15.0 million of lease termination income related to a property classified as held for sale as of December 31, 2015. Other, net for the three months ended December 31, 2014 primarily consists of proceeds from a bankruptcy settlement claim with U.S. Aluminum of Canada, a former CPA®:16 – Global tenant that was acquired as part of the CPA®:16 merger on January 31, 2014, which under GAAP was accounted for in purchase accounting.

(g)
Effective prospectively on January 1, 2015, we no longer adjust for realized gains or losses on foreign exchange derivatives. Realized gains on derivatives were $0.8 million for the three months ended December 31, 2014.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2015

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2015

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to nor a substitute for net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of
NAREIT, as revised in February 2004. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property, impairment charges on real estate, and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly-owned investments. Adjustments for unconsolidated partnerships and jointly-owned investments are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses such as merger, property acquisition and other expenses which includes costs recorded related to the CPA®:16 merger, the restructuring of the Hellweg 2 investment, the reversal of liabilities for German real estate transfer taxes that were previously recorded in connection with the CPA®:15 merger, and expenses related to the review of a range of strategic alternatives. We also exclude realized gains/losses on foreign exchange transactions, other than those realized on the settlement of foreign currency derivatives, which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision-making process and excluding those items provides investors a view of our portfolio performance over time and make it more comparable to other REITs which are currently not engaged in acquisitions, mergers and restructuring which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP or as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to acquisitions purchased during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2015

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 merger, which are considered non-core, and gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of the report date. ABR is not applicable to operating properties.

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